Exhibit 99.2
INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets

	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
	(Dollars in thousands)
Non-accrual loans	$5,974	$5,355	$6,991	$6,969	$6,876
Loans 90 days or more past due and still accruing interest	—	—	432	—	—
Subtotal	5,974	5,355	7,423	6,969	6,876
Less: Government guaranteed loans	1,489	1,665	2,191	2,254	2,882
Total non-performing loans	4,485	3,690	5,232	4,715	3,994
Other real estate and repossessed assets	945	1,059	569	443	658
Total non-performing assets	$5,430	$4,749	$5,801	$5,158	$4,652

As a percent of Portfolio Loans
Non-performing loans	0.12%	0.10%	0.14%	0.13%	0.11%
Allowance for credit losses	1.46	1.47	1.44	1.48	1.49
Non-performing assets to total assets	0.10	0.09	0.11	0.10	0.09
Allowance for credit losses as a percent of non-performing loans	1,253.98	1,526.10	1,044.69	1,176.99	1,351.13

Allowance for credit losses

	Six months ended June 30,
	2024			2023
	Loans	Securities	Unfunded Commitments	Loans	Securities	Unfunded Commitments
	(Dollars in thousands)
Balance at beginning of period	$54,658	$157	$5,504	$52,435	$168	$5,080
Additions (deductions)
Provision for credit losses	1,890	(1,127)	—	2,485	2,992	—
Recoveries credited to allowance	1,395	1,125	—	1,325	—	—
Assets charged against the allowance	(1,702)	—	—	(2,281)	(3,000)	—
Additions included in non-interest expense	—	—	(789)	—	—	(375)
Balance at end of period	$56,241	$155	$4,715	$53,964	$160	$4,705

Net loans charged (recovered) against the allowance to average Portfolio Loans	0.02%			0.05%

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Capitalization

	June 30, 2024	December 31, 2023
	(In thousands)
Subordinated debt	$39,548	$39,510
Subordinated debentures	39,762	39,728
Amount not qualifying as regulatory capital	(772)	(734)
Amount qualifying as regulatory capital	78,538	78,504
Shareholders’ equity
Common stock	317,676	317,483
Retained earnings	183,611	159,108
Accumulated other comprehensive income (loss)	(70,828)	(72,142)
Total shareholders’ equity	430,459	404,449
Total capitalization	$508,997	$482,953

Non-Interest Income

	Three months ended			Six months ended
	June 30, 2024	March 31, 2024	June 30, 2023	June 30,
				2024	2023
	(In thousands)
Interchange income	$3,401	$3,151	$3,355	$6,552	$6,560
Service charges on deposit accounts	2,937	2,872	3,134	5,809	5,991
Net gains (losses) on assets
Mortgage loans	1,333	1,364	2,120	2,697	3,376
Equity securities at fair value	2,693	—	—	2,693	—
Securities	—	(269)	—	(269)	(222)
Mortgage loan servicing, net	2,091	2,725	3,674	4,816	4,400
Investment and insurance commissions	838	804	744	1,642	1,571
Bank owned life insurance	188	181	98	369	209
Other	1,691	1,733	2,292	3,424	4,083
Total non-interest income	$15,172	$12,561	$15,417	$27,733	$25,968

Capitalized Mortgage Loan Servicing Rights

	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023
	(In thousands)
Balance at beginning of period	$43,577	$41,923	$42,243	$42,489
Originated servicing rights capitalized	952	1,023	1,780	1,953
Change in fair value	(123)	1,481	383	(15)
Balance at end of period	$44,406	$44,427	$44,406	$44,427

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Mortgage Loan Activity

	Three months ended			Six months ended
	June 30, 2024	March 31, 2024	June 30, 2023	June 30,
				2024	2023
	(Dollars in thousands)
Mortgage loans originated	$142,602	$93,994	$160,515	$236,596	$273,536
Mortgage loans sold	91,540	80,818	99,025	172,358	205,871
Net gains on mortgage loans	1,333	1,364	2,120	2,697	3,376
Net gains as a percent of mortgage loans sold ("Loan Sales Margin")	1.46%	1.69%	2.14%	1.56%	1.64%
Fair value adjustments included in the Loan Sales Margin	0.14%	0.44%	1.03%	0.28%	1.12%

Non-Interest Expense

	Three months ended			Six months ended
	June 30, 2024	March 31, 2024	June 30, 2023	June 30,
				2024	2023
	(In thousands)
Compensation	$13,390	$13,277	$13,523	$26,667	$26,792
Performance-based compensation	3,885	3,476	3,220	7,361	5,465
Payroll taxes and employee benefits	3,976	4,017	3,859	7,993	7,684
Compensation and employee benefits	21,251	20,770	20,602	42,021	39,941
Data processing	3,257	3,255	2,891	6,512	5,882
Occupancy, net	1,886	2,074	1,845	3,960	4,004
Interchange expense	1,127	1,097	1,054	2,224	2,103
Furniture, fixtures and equipment	948	954	929	1,902	1,855
FDIC deposit insurance	695	782	749	1,477	1,532
Advertising	788	491	431	1,279	926
Loan and collection	699	512	620	1,211	1,198
Communications	499	615	635	1,114	1,303
Legal and professional	544	486	473	1,030	1,080
Supplies	142	118	122	260	228
Amortization of intangible assets	129	129	137	258	274
Correspondent bank service fees	44	46	59	90	122
Provision for loss reimbursement on sold loans	(1)	3	4	2	14
Net (gains) losses on other real estate and repossessed assets	(108)	(76)	63	(184)	17
Costs (recoveries) related to unfunded lending commitments	(137)	(652)	100	(789)	(375)
Other	1,570	1,589	1,534	3,159	3,101
Total non-interest expense	$33,333	$32,193	$32,248	$65,526	$63,205

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Average Balances and Tax Equivalent Rates

	Three Months Ended June 30,
	2024			2023
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$3,840,343	$56,697	5.93%	$3,561,333	$47,617	5.36%
Tax-exempt loans (1)	8,856	113	5.13	6,587	78	4.75
Taxable securities	633,400	4,713	2.98	789,078	5,919	3.00
Tax-exempt securities (1)	311,035	3,551	4.57	322,592	3,499	4.34
Interest bearing cash	83,293	1,134	5.48	66,023	837	5.08
Other investments	16,440	305	7.46	17,682	230	5.22
Interest Earning Assets	4,893,367	66,513	5.45	4,763,295	58,180	4.89
Cash and due from banks	50,652			55,945
Other assets, net	237,298			225,506
Total Assets	$5,181,317			$5,044,746

Liabilities
Savings and interest-bearing checking	2,674,731	14,190	2.13	2,519,009	10,515	1.67
Time deposits	807,033	8,686	4.33	761,705	6,946	3.66
Other borrowings	130,208	2,116	6.54	134,907	2,137	6.35
Interest Bearing Liabilities	3,611,972	24,992	2.78%	3,415,621	19,598	2.30
Non-interest bearing deposits	1,050,153			1,167,129
Other liabilities	104,643			97,853
Shareholders’ equity	414,549			364,143

Total liabilities and shareholders’ equity	$5,181,317			$5,044,746

Net Interest Income		$41,521			$38,582

Net Interest Income as a Percent of Average Interest Earning Assets			3.40%			3.24%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.
(2)	Annualized

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Average Balances and Tax Equivalent Rates

	Six Months Ended June 30,
	2024			2023
	Average Balance	Interest	Rate	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$3,821,164	$111,652	5.87%	$3,524,639	$91,851	5.24%
Tax-exempt loans (1)	8,699	224	5.18	6,608	154	4.70
Taxable securities	656,766	9,964	3.03	805,733	11,803	2.93
Tax-exempt securities (1)	315,021	7,099	4.51	323,045	6,854	4.24
Interest bearing cash	83,738	2,277	5.47	52,531	1,301	4.99
Other investments	16,630	603	7.29	17,668	441	5.03
Interest Earning Assets	4,902,018	131,819	5.40	4,730,224	112,404	4.78
Cash and due from banks	53,101			58,182
Other assets, net	236,266			228,342
Total Assets	$5,191,385			$5,016,748

Liabilities
Savings and interest-bearing checking	2,654,125	27,557	2.09	2,526,982	19,372	1.55
Time deposits	835,852	18,129	4.36	709,983	11,849	3.37
Other borrowings	129,731	4,235	6.56	123,585	3,872	6.32
Interest Bearing Liabilities	3,619,708	49,921	2.77%	3,360,550	35,093	2.11
Non-interest bearing deposits	1,056,803			1,195,593
Other liabilities	105,987			100,152
Shareholders’ equity	408,887			360,453

Total liabilities and shareholders’ equity	$5,191,385			$5,016,748

Net Interest Income		$81,898			$77,311

Net Interest Income as a Percent of Average Interest Earning Assets			3.35%			3.28%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.

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Commercial Loan Portfolio Analysis as of June 30, 2024

	Total Commercial Loans
		Watch Credits			Percent of Loan Category in Watch Credit
Loan Category	All Loans	Performing	Non-accrual	Total
	(Dollars in thousands)
Land	$10,825	$—	$—	$—	—%
Land Development	17,663	—	—	—	—
Construction	155,299	—	—	—	—
Income Producing	572,179	4,215	—	4,215	0.7
Owner Occupied	483,992	14,447	—	14,447	3.0
Total Commercial Real Estate Loans	$1,239,958	$18,662	$—	$18,662	1.5

Other Commercial Loans	$492,395	$19,011	312	$19,323	3.9
Total non-performing commercial loans			$312

Commercial Loan Portfolio Analysis as of December 31, 2023

	Total Commercial Loans
		Watch Credits			Percent of Loan Category in Watch Credit
Loan Category	All Loans	Performing	Non-accrual	Total
	(Dollars in thousands)
Land	$10,620	$1	$—	$1	0.0%
Land Development	17,966	—	—	—	—
Construction	101,178	—	—	—	—
Income Producing	625,927	4,177	—	4,177	0.7
Owner Occupied	449,287	15,165	—	15,165	3.4
Total Commercial Real Estate Loans	$1,204,978	$19,343	$—	$19,343	1.6

Other Commercial Loans	$474,753	$16,537	28	$16,565	3.5
Total non-performing commercial loans			$28

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